                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 16, 2000


                  Advanta Conduit Receivables, Inc., as Sponsor
                on behalf of Advanta Mortgage Loan Trust 2000-1
             (Exact name of registrant as specified in its charter)

                Nevada                              333-92669                         88-0360305
    (State or Other Jurisdiction of         (Commission File Number)       (I.R.S. Employer Identification
            Incorporation)                                                               No.)

                        Advanta Conduit Receivables, Inc.
             (Exact name of registrant as specified in its charter)

                Nevada                              333-92669                         88-0360305
     (State or other jurisdiction                  (Commission                      (IRS Employer
           of incorporation)                      File Number)                        ID Number)

      Attention: General Counsel
      10790 Rancho Bernardo Road
         San Diego, California                                                          92127
    (Address of principal executive                                                   (Zip Code)
               offices)

Registrant's Telephone Number,
including area code:                      (858) 676-3099


          (Former name or former address, if changed since last report)
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Item 5.  Other Events

         In connection with the offering of the Advanta Mortgage Loan Trust, 2000-1, Advanta Mortgage Loan Asset Backed Certificates, Series 2000-1 described in a Prospectus Supplement related to the offered certificates, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)      Not applicable

        (b)      Not applicable.

        (c)      Exhibits

                 Exhibit No.               Description
                 -----------               -----------
                 99.1.                     Related Computational Materials
                                           (as defined in Item 5 above).

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ADVANTA MORTGAGE LOAN TRUST 2000-1

                                  By: Advanta Conduit Receivables, Inc.

                                  By:  /s/ Michael Coco
                                       ----------------------------------------
                                       Name: Michael Coco
                                       Title:   Vice President


                                  By: Advanta Conduit Receivables, Inc


                                  By:  /s/ Michael Coco
                                       ----------------------------------------
                                       Name:  Michael Coco
                                       Title:    Vice President




Dated:  May 18, 2000

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                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------
  99.1.           Related Computational Materials
                  (as defined in Item 5 above).

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